UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  February 15, 2013

COVENANT BANCSHARES, INC.

(Exact Name of Registrant as Specified in its Charter)

000-53989

(Commission File Number)

Illinois	80-0092089
(State or other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

7306 West Madison Street

Forest Park, Illinois 60130

(Address of Principal Executive Offices)

(773) 533-6900

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ ☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

COVENANT BANCSHARES, INC.

Item 1.03 Bankruptcy or Receivership

 Item 1.03 Bankruptcy or Receivership.

On February 15, 2013, Covenant Bank (the “Bank”), the wholly-owned bank subsidiary of Covenant Bancshares, Inc. (the “Company”), was closed by the Illinois Division of Banking and placed into receivership by the Federal Deposit Insurance Corporation. The Company’s ownership interest in the Bank represented substantially all of the Company’s assets. As a result of the Bank’s receivership, the Company no longer has an investment in the Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COVENANT BANCSHARES, INC.

Date: February 20, 2013	By:	/s/Herman L. Davis
Herman L. Davis
Senior Vice President, Chief Financial Officer
(Principal Financial Officer)